Exhibit A-5


          BUSINESS CORPORATION

             STATE OF MAINE                  -----------------------------------
                                             |Fee Paid $20                     |
           PROOF OF RESOLUTION               |OCN      1981941600002  RESO     |
       ALLOWING USE OF SIMILAR NAME          |----FILED------------------------|
                                             |  10-JUL-98                      |
                                             |                                 |
                                             |      /s/ Nancy B. Kelleher      |
                                             |---------------------------------|
                                             |    Deputy Secretary of State    |
       BANGOR HYDR0-ELECTRIC COMPANY         |---------------------------------|
-------------------------------------------  |                                 |
      (Name of Corporation Allowing          |   A True Copy When Attested     |
               Similar Name)                 |          by Signature           |
                                             |                                 |
                                             |                                 |
                                             |---------------------------------|
                                             |     Deputy Secretary of State   |
                                             -----------------------------------
Pursuant to 13-A MRSA ss. 301.1.B., the undersigned corporation executes and delivers for filing this proof of resolution:

FIRST: The above-named corporation by such resolution hereby grants the use of the following similar name

                       LITE-LIFE
          ----------------------------------------------------------------------
          to           BONNIE L. TOBEY
             -------------------------------------------------------------------
                               (requestor of similar name)

SECOND:   ("X" one box only)  The resolution was authorized by

             |X|  the board of directors   OR  |_| the shareholders, there being
                                                   no board of directors

THIRD: The address of the registered office of the corporation allowing such similar name in the State of Maine is

                           33 STATE STREET, BANGOR, ME 04401
          ----------------------------------------------------------------------
                           (street, city, state and zip code)


DATED     7/2/98                        *By   /s/ Andrew Landry
      --------------                        ------------------------------------
---------------------------------------                  (signature)
|     MUST BE COMPLETED FOR VOTE      |
|           OF SHAREHOLDERS           |        ANDREW LANDRY, CLERK
|                                     |     ------------------------------------
|-------------------------------------|       (type or print name and capacity)
|    I certify that I have custody    |
|  of the minutes showing the above   | *By ------------------------------------
|     action by the shareholders.     |                  (signature)
|                                     |
|                                     |     ------------------------------------
|                                     |       (type or print name and capacity)
| ------------------------------------|
|   (signature of clerk, secretary    |
|        or asst. secretary)          |
---------------------------------------

--------------------------------------------------------------------------------
*This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president and the Secretary or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the Directors or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the Holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the Holders of all of the outstanding shares of the corporation.

    SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-15   Rev. 96                                  TEL.  (207) 287-4195

Filing Fee $50.00 plus fee
based on authorized capital stock
--------------------------------------------------------------------------------
|    For Use By The     |      STATE OF MAINE       |      For Use By The      |
|  Secretary of State   |                           |    Secretary of State    |
|                       |  ARTICLES OF INCORPORATION|           FILED          |
| File No.  19910415D   |                           |                          |
|         --------------|                           |   September 18,    1990  |
| Fee Paid  $2625 - $75 |                           | ------------------   --  |
|         --------------|                           |      /s/ Gary Cooper     |
|                       |                           | -------------------------|
| C.B. -----------------|                           | Deputy Secretary of State|
|                       |                           |                          |
| Date    Sep 21 1990   |                           | -------------------------|
|      -----------------|                           | A True Copy When Attested|
|                      3|                           |        By Signature      |
|                       |                           |                          |
|                       |                           |                          |
|                       |                           | -------------------------|
|                       |                           | Deputy Secretary of State|
--------------------------------------------------------------------------------

     Pursuant to 13A MRSA ss. 403, the undersigned, acting as incorporator(s) of a corporation, adopt(s) the following Articles of Incorporation:

     FIRST:   The name of the corporation is    Bangor Var Co., Inc.
                                             -----------------------------------
              and it is located in Maine, at    Bangor
                                             -----------------------------------
     SECOND:  The  name of its  Clerk,  who must be a Maine  resident,  and the address of its registered office shall be

              Name                Frederick S. Samp
                  --------------------------------------------------------------
              Street & Number            33 State Street
                             ---------------------------------------------------
              City               Bangor                     Maine    04401
                   ---------------------------------------,       --------------
                                                                   (zip code)

     THIRD:   ("X" one box only)

     |X| a. The number of directors constituting the initial board of directors of the corporation is 3 (See ss. 703, 1.A.)
                                             ---
         b. If the initial directors have been selected, the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and shall qualify are:

           NAME                                        ADDRESS

  Thomas A. Greenquist                      33 State Street
------------------------------------    ----------------------------------------
                                            Bangor ME  04401
------------------------------------    ----------------------------------------
  Carroll R. Lee                            33 State Street
------------------------------------    ----------------------------------------
                                            Bangor ME  04401
------------------------------------    ----------------------------------------
  John P. O'Sullivan                        33 State Street
------------------------------------    ----------------------------------------
                                            Bangor ME  04401
                                        ----------------------------------------

|_| There shall be no directors initially; the shares of the corporation will not be sold to more than twenty (20) persons; the business of the corporation will be managed by the shareholders. (See ss. 703, 1.B.)

     FOURTH:  ("X" one box only)

              The board of directors is |X| is not |_| authorized to increase or decrease the number of directors.

              If the board is so authorized, the minimum number, if any, shall be 1 directors. (See ss. 703.1.A.) and the maximum number, if any,
                --- shall be 9 directors.
                            ---

     FIFTH:   ("X" one box only)

     |X|      There shall be only one class of shares, viz,  common stock.
                                                           ---------------------
                                                              (title of class)

                     Par value of each share (if none, so state)   $100.00.
                                                                ----------------

                     Number of shares authorized    35,000.
                                                  ------------------------------

     |_|      There shall be two or more classes of shares.

              The information required by ss. 403 concerning each such class is set out in Exhibit _____ attached hereto and made a part hereof

                                     SUMMARY

              The aggregate par value of all authorized shares (of all classes) having a par value is $3,500,000.00.
              ------------------     ------------

              The total number of authorized shares (of all classes)
              without par value is   0 shares.
              -----------------     ---

     SIXTH:   ("X" one box only)

              Meetings of the shareholders may |X| may not |_| be held outside the State of Maine.

     SEVENTH: ("X" if applicable)  There are no preemptive rights.  |_|

     EIGHTH: Other provisions of these articles, if any, including provisions for the regulation of the internal affairs of the corporation, are set out in Exhibit A attached hereto and made a part hereof.
                                    ---

================================================================================

  9/17/90

          INCORPORATORS                          RESIDENCE ADDRESSES

  /s/ Frederick S. Samp               Street   210 Main Road North
-------------------------------------        -----------------------------------
           (signature)

      Frederick S. Samp                        Hampden ME  04444
------------------------------------- ------------------------------------------
       (type or print name)                  (city, state and zip code)

                                      Street
-------------------------------------        -----------------------------------
           (signature)


------------------------------------- ------------------------------------------
        (type or print name)                 (city, state and zip code)

                                      Street
-------------------------------------       ------------------------------------
           (signature)

------------------------------------- ------------------------------------------
  (type or print name and capacity)          (city, state and zip code)

Corporate Incorporators

                                      Street
-------------------------------------       ------------------------------------


------------------------------------- ------------------------------------------
           (signature)                       (city, state and zip code)

------------------------------------- ------------------------------------------
        (type or print name)


Articles are to be executed as follows:  By Incorporator

     If a corporation is an incorporator (ss. 402), the name of the corporation should be typed and signed on its behalf by an officer of the corporation. The address of the principal place of business of the incorporator corporation should be given. The articles of incorporation must be accompanied by a certificate of an appropriate officer of the corporation certifying that the person executing the articles on behalf of the corporation was duly authorized to do so.

                                    EXHIBIT A

Bangor Var Co., Inc., is a quasi-public corporation authorized by law to engage in business as an electric company.

Filing Fee $20.00
--------------------------------------------------------------------------------
|    For Use By The    |      STATE OF MAINE       |File No. 19910414 D Pages 1|
|  Secretary of State  |                           |Fee Paid  $    20.00       |
|                      |                           |DCN    1952091500039 CLERK |
| File No.             |     CHANGE OF CLERK or    |-----------FILED-----------|
|         -------------| REGISTERED OFFICE or BOTH |       10/16/1995          |
| Fee Paid             |                           | --------------------------|
|         -------------|                           |                           |
|                      |                           |      /s/ Gary Cooper      |
| C.B. ----------------|                           | --------------------------|
|                      |                           | Deputy Secretary of State |
| Date                 |                           |                           |
|      ----------------|  Pursuant to 13-A MRSA    | --------------------------|
|                      |  ss. 304, the undersigned | A True Copy When Attested |
|                      |  corporation advises you  |        By Signature       |
|                      |  of the following         |                           |
|                      |  change(s):               |                           |
|                      |                           |      /s/ Gary Cooper      |
|                      |                           | ------------------------- |
|                      |                           | Deputy Secretary of State |
--------------------------------------------------------------------------------

     FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

              FREDERICK S. SAMP
              ------------------------------------------------------------------
              33 STATE STREET, BANGOR  ME  04401
              ------------------------------------------------------------------
                              (street, city, state and zip code)

     SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

                 ANDREW LANDRY
              ------------------------------------------------------------------
                                          (name)

                 33 STATE STREET, BANGOR ME 04401
              ------------------------------------------------------------------
                    (street address (not PO Box), city, state and zip code)

              ------------------------------------------------------------------
                           (mailing address if different from above)

     THIRD:   Upon a change in clerk this must be completed:

              (X)  Such change was authorized by the board of directors and the
                   power  to  make  such   change  is  not   reserved   to  the
                   shareholders by the articles or the bylaws.

              ( ) Such change was authorized by the shareholders. (Complete the following)

              I certify that I have custody of the minutes showing the above action by the shareholders.

Dated: OCTOBER 13, 1995
      ------------------
                            /s/ Andrew Landry
                            ----------------------------------------------------
                              (signature of new clerk, secretary or assistant
                               secretary)

                                   BANGOR VAR CO., INC.
                               -------------------------------------------------
                                            (Name of Corporation)

                            By  /s/ Andrew Landry
                               -------------------------------------------------
                                                 (signature)

                                  ANDREW LANDRY, CLERK
                               -------------------------------------------------
                                      (type or print name and capacity)

                            By
                               -------------------------------------------------
                                                (signature)

                               -------------------------------------------------
                                      (type or print name and capacity)



--------------------------------------------------------------------------------
This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president AND the Secretary, or an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the directors or such directors designated by a majority of directors then in office OR (4) if no such directors, the holders, or such of them designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the holders of all of the outstanding shares.

FORM NO. MBCA-3   Rev. 90    SUBMIT COMPLETED FORMS TO:  Secretary of State,
                                                         Station 101,
                                                         Augusta, Maine 04333

FLEET BANK
       CORPORATE RESOLUTIONS FOR OPENING AND MAINTAINING A DEPOSIT ACCOUNT

FLEET BANK OF MAIN                               ACCOUNT NUMBER   0008 435 448
                                                                 --------------

Exchange Street        Office
---------------------
Bangor,                Maine
---------------------

HEREBY CERTIFY that the following is a true copy of  resolutions  adopted by the
Board of Directors of                  BANGOR VAR Co Inc.
                       ---------------------------------------------------------
         Maine           corporation, at a meeting of a Board legally called and
------------------------
held  on  October  9,  1990, 19   at which a  quorum  was  present  and  voting
          -----------------  --
throughout, that the same are in conformity with the provisions of the charter and by-laws of the Corporation and that each hereof is now in full force and effect.

RESOLVED, that this Corporation open a deposit account or accounts with FLEET BANK OF MAINE such account(s) to be named

                     (Insert in lines below names of as many
                         accounts as are to be opened.)

                              BANGOR VAR Co Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
and subject to the discretion of the officers specified in the next succeeding Resolution acting singly or jointly as therein provided, additional checking account(s) whenever necessary which account(s) shall be named as the Bank and such officers agree and that the Bank is hereby designated as a depository of this Corporation with authority to accept at any time for the credit of said account(s) deposits by whomsoever made of funds in whatever form and in whatever manner endorsed.

RESOLVED, that until duly notified in writing of a Resolution to the contrary, FLEET BANK OF MAINE is authorized and directed to pay, certify, apply or otherwise honor and charge to the account(s) authorized by the next preceding Resolution, without inquiry and without regard to the application of the proceeds thereof, checks, drafts, notes, bills of exchange, acceptances, undertakings and other instruments or orders for the payment, transfer or withdrawal of money for whatever purpose and to whomsoever payable, including those drawn to the individual order of a signer, and to recognize as valid all waivers of demand, protest and notice of protest or dishonor of any check, note, bill, draft or other instrument made, drawn or endorsed in the name of this Corporation, when signed, accepted or endorsed by:

      Name                         Title                Specimen Signature

John P. O'Sullivan           Treasurer                /s/ John P. O'Sullivan
------------------------   ------------------------   -------------------------
Carroll Lee                  President                /s/ Carroll Lee
------------------------   ------------------------   -------------------------
Carroll A. Brochu            Auth. Signer             /s/ Carroll A. Brochu
------------------------   ------------------------   -------------------------
Robert C. Weider             Auth. Signer             /s/ Robert C. Weider
------------------------   ------------------------   -------------------------
            (Specify the manner in which they are to sign as singly,
                        jointly, any two, or otherwise.)

RESOLVED, that until duly notified in writing of a Resolution to the contrary, FLEET BANK OF MAINE is authorized to accept and act upon the certificate of the Secretary or any other officer of this Corporation as to the names of the present and future officers of this Corporation and to act and rely upon any specimens of signatures of officers, or other persons, if any, authorized to sign and act for this Corporation, which are furnished to the Bank by such Secretary or any other officer.

Witness my hand and the official seal of this Corporation this   9th
                                                               -----------------

day of October     19 90                /s/ Frederick S. Samp
       -----------    --               -----------------------------------------

                                               Clerk
                                       -----------------------------------------
                                               Title of Presiding Officer

                                       Confirmed
                                                --------------------------------
                                                                   Other Officer

This certificate should be signed by the secretary or other recording officer. If such secretary or other officer is authorized to act alone by the above resolution this certificate must also be signed by another officer.

                                       Minimum Fee $35 (See ss. 1401 sub-ss. 15)
                                      ------------------------------------------
             DOMESTIC                 |File No. 19910415 D Pages 3             |
       BUSINESS CORPORATION           |Fee Paid $     35.00                    |
                                      |OCN  1971781600028  STCK                |
          STATE OF MAINE              |                                        |
                                      |   -------------- FILED--------------   |
       ARTICLES OF AMENDMENT          |                06/26/1997              |
                                      |                                        |
  (Shareholders Voting as One Class)  |                                        |
                                      |        /s/ Nancy B. Kelleher           |
                                      |----------------------------------------|
                                      |       Deputy Secretary of State        |
   Bangor Var Co., Inc.               |----------------------------------------|
--------------------------------------|                                        |
       (Name of Corporation)          | A True Copy When Attested by Signature |
                                      |                                        |
                                      |        /s/ Nancy B. Kelleher           |
                                      |----------------------------------------|
                                      |       Deputy Secretary of State        |
                                      ------------------------------------------

Pursuant to 13-A MRSA ss.ss. 805 and 807, the undersigned corporation adopts these Articles of Amendment:

FIRST: All outstanding shares were entitled to vote on the following amendment as one class.
                      ---

SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders on (date) June 23, 1997 ("X" one box only)
                                  --------------

          |X| at a meeting legally called  OR  |_|  by unanimous written consent
              and held                     --

THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

           Number of Shares Outstanding       NUMBER                 NUMBER
              and Entitled to Vote           Voted For           Voted Against
         -------------------------------     ---------           -------------
                     5,000                    5,000                     0

FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.

FIFTH: If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

         Class         Series (If Any)  Number of Shares    Par Value (If Any)
         -----         ---------------  ----------------    ------------------
         Common Stock                   35,000              $35,000.00

         The aggregate par value of all such shares (of all classes and series) having par value is $ 35,000.00
         ----------------     -----------

         The total number of all such shares (of all classes and series) without par value is 0 shares
         -----------------   ---

SIXTH: The address of the registered office of the corporation in the State of Maine is 33 State Street, Bangor, Maine 04401
                  --------------------------------------------------------------
                             (street, city, state and zip code)


DATED   June 23, 1997                  *By  /s/ Andrew Landry
      -------------------                 --------------------------------------
                                                       (signature)
---------------------------------------
|    MUST BE COMPLETED FOR VOTE       |     ANDREW LANDRY, CLERK
|          OF SHAREHOLDERS            |   --------------------------------------
|                                     |     (type or print name and capacity)
|-------------------------------------|
|    I certify that I have custody    |*By
|  of the minutes showing the above   |   --------------------------------------
|     action by the shareholders.     |               (signature)
|                                     |
|                                     |   --------------------------------------
| /s/ Andrew Landry                   |      (type or print name and capacity)
| ----------------------------------- |
|   (signature of clerk, secretary    |
|         or asst. secretary)         |
---------------------------------------

































NOTE: This form should not be used if any class of shares is entitled to vote as a separate class for any of the reasons set out in ss. 806, or because the articles so provide. For vote necessary for adoption see ss. 805.

--------------------------------------------------------------------------------
*This document MUST be signed by (1) the Clerk OR (2) the President or a vice-president and the Secretary or an assistant secretary, or such other officer as the bylaws may designate as a 2nd certifying officer OR (3) if there are no such officers, then a majority of the Directors or such directors as may be designated by a majority of directors then in office OR (4) if there are no such directors, then the Holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon OR (5) the Holders of all of the outstanding shares of the corporation.

    SUBMIT COMPLETED FORMS TO:  CORPORATE EXAMINING SECTION, SECRETARY OF STATE,
                                 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
FORM NO. MBCA-9   Rev. 96                        TEL.  (207) 287-4195

                               CLERK'S CERTIFICATE

     I, Andrew Landry, duly elected Corporate Clerk of Bangor Var Co., Inc., a corporation duly organized and existing under the laws of the State of Maine (the "Company"), certify that the following resolutions and recitals were duly and validly adopted at a legally called special meeting of the Company's shareholders held on June 23, 1997 and such resolutions are in full force and effect on the date hereof:

          VOTED to amend the Articles of Incorporation of Bangor Var Co., Inc. to reduce the par value of its common stock from $100.00 per share to $1.00 per share.

          IN WITNESS WHEREOF, I have hereunto set my name as of the 23rd day of June, 1997.

                                                     /s/ Andrew Landry
                                                --------------------------------
                                                Andrew Landry
                                                Corporate Clerk